    EXHIBIT 32

                        CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

                                           AS ADOPTED PURSUANT TO

                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Robert Danvers, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Infotec Business Systems, Inc. on Form 10-QSB for the fiscal quarter ended July 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Infotec Business Systems, Inc.

                                                  /s/ Robert Danvers

                                                  -------------------------

                                                  Name: Robert Danvers

                                                  Title: Chief Executive Officer